The Hirtle Callaghan Trust

Prospectus

The Institutional Small Capitalization Equity Portfolio
The Institutional International Equity Portfolio

June 23, 2008

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Table of Contents

	Introduction to The Hirtle Callaghan Trust	2

A summary of the risks, performance	Portfolio Descriptions and Risk Factors	3
and fees of each Portfolio	The Institutional Small Capitalization Equity Portfolio	3
	The Institutional International Equity Portfolio	6

An overview of securities that may be purchased, investment techniques that may be used and the risks associated with them	Investment Risks and Strategies	9

About the Trust’s governance and management framework	Management of the Trust	13

Your guide to an account in	Shareholder Information	14
The Hirtle Callaghan Trust	Purchases and Redemptions	14
	Customer Identification Information	14
	Shareholder Reports and Inquiries	16
	Dividends and Distributions	16
	Federal Taxes	16

Information about those responsible for day-to-day investment decisions for the Portfolios	Specialist Manager Guide	19

	For More Information	back cover

Introduction to The Hirtle Callaghan Trust

The two Portfolios described in this prospectus (each, a “Portfolio,” and together, the “Portfolios”) invest primarily in equity securities. Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) serves as the overall sponsor and investment adviser to The Hirtle Callaghan Trust (the “Trust”). Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations — the Specialist Managers. Each of the Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to reduce risk by providing investors with access to broadly diversified investment managers and styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of a Portfolio’s benchmark index over time. A “benchmark index” is an independently compiled index of securities that may serve as a performance standard or a proxy for asset allocation purposes.

There are two basic risks to which all mutual funds, including each of the Portfolios, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as “market risk.” The second risk common to all mutual fund investments is “management risk” — the risk that investment strategies employed in the investment selection process may not perform as well as expected.

Investment in a mutual fund, such as the Portfolios, also involves other risks. One of these, which we refer to here as “multi-manager risk,” is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result. Decisions with respect to the allocation of assets to one or more Specialist Managers and general oversight of the performance and expenses of the several Portfolios are the responsibility of Hirtle Callaghan. A more detailed discussion of this matter appears later in this Prospectus under the heading “Management of the Trust.”

Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a summary of each of the Portfolios’ investment policies and the risks associated with an investment in each Portfolio, along with a description of the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading “Investment Risks and Strategies.”

As is the case with any investment, your investment in any Portfolio of the Trust involves a risk that you may lose money on your investment.

Portfolio Description and Risk Factors – The Institutional Small Capitalization Equity Portfolio

Investment Objective.  The investment objective of The Institutional Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily (i.e. at least 80% of assets) in equity securities of “small cap” issuers. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than 3.5 billion and/or are comparable to the capitalization of companies in the Russell 2000 index at the time of purchase. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts and exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Managers.  Frontier Capital Management Company, LLC (“Frontier”), Geewax & Partners, LLC (“Geewax”), Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), FPA Portfolio Associates LLC (“FPA”) and IronBridge Capital Management LP (“IronBridge”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Frontier Investment Selection Process	Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier’s investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The Geewax Investment Selection Process	Geewax adheres to a top-down quantitative investment philosophy. In selecting investments for the Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth and reasonable valuations. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000® Value Index.

The Sterling Johnston Investment Selection Process	Sterling Johnston’s investment objective is to create a portfolio of aggressive small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston’s process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

The FPA Investment Selection Process	FPA’s investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, FPA emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. FPA uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock’s attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, FPA applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary

Portfolio Description and Risk Factors – The Institutional Small Capitalization Equity Portfolio (continued)

approach to determine a single score of attractiveness. Using this single score, FPA will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks FPA believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

The IronBridge Investment Selection Process	IronBridge uses a “Cash Flow Return on Investment” (“CFROI”) methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are, in alphabetical order:

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Mid Cap Risk – The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio’s definition of “small cap issuers.” These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.

•	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

Portfolio Description and Risk Factors – The Institutional Small Capitalization Equity Portfolio (continued)

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees*	0.63%
Other Expenses**	0.10%
Acquired fund fees and expenses***	0.01%
Total Annual Portfolio
Operating Expenses	0.74%

* The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume the projected initial allocation of assets of 26% Frontier Capital Management, 19% Geewax, 17% Sterling Johnston, 23% IronBridge, and 15% FPA. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust.”

** Based on estimated amounts for the current fiscal year.

*** In addition to the Portfolio’s direct expenses, the Portfolio indirectly bears a pro-rata share of the expenses of the underlying funds in which it invests. These acquired fund fees and expenses are not included in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of each Portfolio.

Example*:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$75
3 Years	$234

Portfolio Description and Risk Factors – The Institutional International Equity Portfolio

Investment Objective.  The investment objective of The Institutional International Equity Portfolio is to maximize total return by investing primarily (i.e. at least 80% of assets) in a diversified portfolio of equity securities issued in foreign markets, primarily by non-US issuers, in non-dollar currencies. Under normal market conditions, the Portfolio’s assets will be invested in equity securities of issuers located in at least three countries other than the United States. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving “derivative instruments” — forward foreign currency exchange contracts, option or futures contracts or similar instruments — in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers.  Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The CapGuardian Investment Selection Process	CapGuardian’s selection process is a “bottom-up” approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE® Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this “core” investment focus and based on the analysis by one or more of CapGuardian’s individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

The Artisan Investment Selection Process	In selecting investments for the Portfolio, Artisan uses a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

•	Themes. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision- making.

•	Sustainable Growth. Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

•	Valuation. Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets. The Portfolio may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

Portfolio Description and Risk Factors – The Institutional International Equity Portfolio (continued)

The Causeway Investment Selection Process	Causeway’s investment approach is to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, dividend yields and share repurchases, price-to-book value and price-to-cash flow ratios and financial strength.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are, in alphabetical order:

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

Portfolio Description and Risk Factors – The Institutional International Equity Portfolio (continued)

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees*	0.45%
Other Expenses**	0.13%
Total Annual Portfolio
Operating Expenses***	0.58%

* Figures shown reflect the allocation of assets restated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume the projected initial allocation of assets of 34% Artisan, 63% Capital Guardian, and 3% Causeway. The figures shown reflect the total Management Fees payable by the Portfolio. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

** Based on estimated amounts for the current fiscal year.

*** Expenses attributable to the Fund’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example*:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$59
3 Years	$186

Investment Risks and Strategies

The following is a summary of the types of investments that the Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust’s policies and procedures with respect to disclosure of each Portfolio’s securities, appears in the Statement of Additional Information.

About Equity Securities.  The prices of equity and equity-related securities will fluctuate — sometimes dramatically — over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term “equity securities” includes common and preferred stock; “equity-related securities” refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk.  Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

About Foreign Securities.  Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities (as described below). Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio’s income.

Foreign Currency Risk.  The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities.  Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity’s ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as “Brady Bonds,” that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities.  Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors’ ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

Investment Risks and Strategies (continued)

About Fixed Income Securities.  Fixed income securities — sometimes referred to as “debt securities” — include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors — the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed income issue. The “maturity” of a fixed income instrument and the “duration” of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk.  Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower.

Credit Risk.  Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired.

Real Estate Investment Trusts.  Each of the Portfolios may invest in equity interests issued by real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

About Temporary Investment Practices.  It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. A Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities, short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization, and/or money market funds. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio’s assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

About Hedging Strategies.  A Specialist Manager may, but is not obligated to, use certain strategies (“Hedging Strategies”) on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager may use Hedging Strategies to gain market exposure pending direct

Investment Risks and Strategies (continued)

investment in securities. These strategies include the use of options on securities and securities indexes and options on stock index and interest rate futures contracts. The Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The Institutional International Equity Portfolio may, but is not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by this Portfolio are denominated.

Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with a Portfolio’s investment objective and policies. In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments.

Temporary Investment Strategies.  Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio’s borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio’s total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio’s total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio’s total assets.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any

Investment Risks and Strategies (continued)

of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Investments in Other Investment Companies.

The Specialist Managers may also acquire, on behalf of a Portfolio, other securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Such investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts (“SPDRs”) or the S&P Mid Cap 400 Index Depositary Receipts (“MidCap SPDRs”). The Portfolios may invest in these instruments (or similar instruments that may become available in the future) to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio, provided that only those listed on the American Stock Exchange or the New York Stock Exchange may be acquired. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.

Exchange-traded funds (“ETFs”) are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk. Each of the Portfolios may invest in ETFs. Such ETFs are unaffiliated with the Portfolios.

Many ETFs (“Index-based ETFs”) seek to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in index-based ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets and limit aggregate investments in all investment companies to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. In particular, the Portfolios may invest in the iShares® Trust and iShares®, Inc. (“iShares®)”) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in an iShares® fund.

Management of the Trust

The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust’s officers and various service organizations retained by the Trust.

Hirtle Callaghan serves as the overall investment adviser to the Trust under the terms of its discretionary investment advisory agreement (“Hirtle Callaghan Agreement”) with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, reallocate the assets of a multi-manager Portfolio among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. Under the Hirtle Callaghan Agreement, Hirtle Callaghan does have direct authority to invest and reinvest the Trust’s assets but Hirtle Callaghan does not currently do so. Hirtle Callaghan is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers.

The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission (“SEC”) that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The Trust’s shareholders have also approved this arrangement, however, the exemptive relief required from the SEC has not yet been obtained.

Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, Hirtle Callaghan had, as of December 31, 2007, approximately $15 billion in assets under management. Hirtle Callaghan is controlled by one of its founders, Jonathan J. Hirtle.

Specialist Managers.  Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust’s Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, Hirtle Callaghan is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Hirtle Callaghan may, increase or decrease the allocation to a Specialist Manager, if it deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) and one hundred percent (100%) of a Portfolio’s assets managed by a particular Specialist Manager at any given time. Hirtle Callaghan may also recommend that the Board of Trustees terminate a particular Specialist Manager when it believes that such termination will benefit a portfolio. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

A detailed description of the Specialist Managers that currently serve the Trust’s various Portfolios and the individual portfolio managers is found in the Specialist Manager Guide included in this Prospectus.

Shareholder Information

Purchases and Redemptions

Purchasing Shares of the Portfolios.  You may purchase shares of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share (“NAV”) next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading “Acceptance of Purchase Orders; Anti-Money Laundering Policy.”

Calculating NAV.  Each Portfolio’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. The NAV is calculated by adding the total value of the Portfolio’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:

NAV =	total assets – liabilities
number of shares outstanding

The value of each Portfolio’s investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust’s Board of Trustees.

Acceptance of Purchase Orders; Anti-Money Laundering Policy.  Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler’s checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.

If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.

Shareholder Information (continued)

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

Identity Verification Procedures – Because the absence of face-to-face contact with customers limits the Trust’s ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer’s identity. However, documentary evidence of a customer’s identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.

Customer Information – The following information is required prior to opening an account:

a. Name;

b. Date of birth, for an individual;

c. Address, which shall be:

1) For an individual, a residential or business street address;

2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or

3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and

d. Identification Number, which shall be:

1) For a U.S. person, a taxpayer identification number; or

2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Customer Verification.  As discussed above, the Trust also uses non-documentary methods to verify a customer’s identity, although an initial, documentary (good order) review of the Account Application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer’s identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer’s identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.

If a customer’s identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the account and the original purchase instrument will normally be returned to the customer. In the event an account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer’s account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.

Redeeming Your Shares.  You may redeem your shares in each Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared – normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of each Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions.  Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

Shareholder Information (continued)

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed.

The Trust may permit investors to purchase shares of a Portfolio “in kind” by exchanging securities for shares of the selected Portfolio. This is known as an “in-kind” purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled – usually within 15 days following the in-kind purchase. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio’s investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of the a fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of Hirtle Callaghan or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan and the absence of abuses in this area at any time since the commencement of the Trust’s operations.

Shareholder Reports and Inquiries.  Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust’s independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.

Dividends and Distributions.  Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Institutional Small Capitalization Equity Portfolio are paid on a quarterly basis. Income dividends, if any, on The Institutional International Equity Portfolio are paid semi-annually. Capital gains, if any, for the Portfolios are distributed at least annually.

Federal Taxes.  The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Tax Exempt Investors.

Tax-exempt investors will generally be exempt from federal income tax on dividends received and gains realized with respect to shares of a Portfolio. Tax-exempt investors may, however, be subject to the unrelated business income tax to the extent their investments in a Portfolio are debt-financed. Moreover, certain categories of tax-exempt investors, such as private foundations, may be subject to federal excise tax on their investment income, which would include income and gain from an investment in shares of a Portfolio.

Taxable Investors.

Portfolio Distributions.  Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.

Shareholder Information (continued)

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.

Distributions of “qualifying dividends” will also generally be taxable to non-corporate shareholders at a maximum rate of fifteen percent (15%), as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at a maximum rate of fifteen percent (15%). But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower tax rates to apply, non-corporate shareholders must have owned their Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio’s distributions that are otherwise qualifying dividends may be reduced as a result of a Portfolio’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities.

Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio’s securities lending activities, by a high portfolio turnover rate or by investment in debt securities or foreign corporations.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales or Exchanges.  You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in each Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans.  One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. However, future distributions from IRAs and other Tax-Qualified Plans are usually taxed as ordinary income.

Foreign Taxes Incurred by The Institutional International Equity Portfolio.  It is expected that The Institutional International Equity Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Institutional International Equity Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by it. If this election is made, shareholders will be (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by the Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

Shareholder Information (continued)

Backup Withholding.  A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders.  Nonresident aliens, foreign corporations and other foreign investors in the Portfolios will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, for distributions attributable to each Portfolio’s taxable year ending on June 30, 2008, net short-term capital gains of each Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a grade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable year ending on June 30, 2008, Portfolio distributions attributable to U.S.-source interest income of each Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

State and Local Taxes.  You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions.  Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at a maximum rate of 15% will sunset after 2010.

More information about taxes is in the Statement of Additional Information.

Specialist Manager Guide

This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.

Artisan Partners Limited Partnership (“Artisan”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California, 1 Maritime Plaza, Suite 1450, San Francisco, California, 1350 Avenue of the Americas, Suite 3005, New York, NY 10019 and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of March 31, 2008, Artisan managed total assets of $49.7 billion, of which approximately $31 billion consisted of mutual fund assets. Artisan’s sole general partner is Artisan Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The Institutional International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

For its services to the Portfolio, Artisan receives a fee, payable monthly, at an annual rate of 0.47% of the average daily net assets allocated to Artisan so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio allocated to Artisan at the following annual rates: 0.80% on assets up to $50 million; 0.60% on assets from $50 million to $100 million; and 0.70% on assets in excess of $100 million. For purposes of computing Artisan’s fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the Hirtle Callaghan Trust managed by Artisan; and (b) the net assets of The Institutional International Equity Portfolio of the Hirtle Callaghan Trust managed by Artisan.

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The Institutional International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. As of March 31, 2008, CapGuardian managed total assets of in excess of $110 billion, including approximately $16.6 billion in assets of registered investment companies.

For its services to the Portfolio, CapGuardian receives a fee, based on the average of the month end net asset values of the account during the quarter, of that portion of the Portfolio’s assets managed by it, at an annual rate of: 0.70% for the first $25 million in such assets; 0.55% for the next $25 million in such assets; 0.425% for the next $200 million in such assets; and 0.375% for those assets in excess of $250 million. Certain fee discounts may apply based on the aggregated annual fees paid to CapGuardian by the Portfolio. When calculating the fees to be paid to CapGuardian by the Portfolio, the Portfolio assets allocated to CapGuardian are aggregated with certain other assets managed by CapGuardian to determine the fee rate that will apply.

CapGuardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the portion of the Portfolio managed by CapGuardian is divided into a segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a Portfolio’s objectives and policies and by CapGuardian’s investment committee. In addition, CapGuardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio segment. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Mr. Gerald Du Manoir, Senior Vice President of CapGuardian, joined the Capital organization in 1990. Mr. David I. Fisher, Chairman of the Board of CapGuardian, has been with the Capital organization since 1969. Mr. Arthur J. Gromadzki, a Senior Vice President of Capital International Research, Inc., an affiliate of CapGuardian, with European and non-U.S. equity portfolio management and investment analyst responsibilities, joined the Capital organization in 1987. Mr. Richard N. Havas is a vice chairman and director of CapGuardian (Canada), Inc., an affiliate of CapGuardian, with Global and non-U.S. portfolio management responsibilities, and joined the Capital organization in 1986. Mr. Seung Kwak, a senior vice president of Capital International K.K., an affiliate of CapGuardian, and a portfolio manager for Japan-only equity, joined the Capital organization in

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2002. Ms. Nancy J. Kyle is vice chairman and director of CapGuardian and joined the Capital organization in 1991. Mr. Lionel M. Sauvage is a senior vice president and a director of CapGuardian and has been with the Capital organization since 1987. Ms. Nilly Sikorsky is the chair of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1962. Mr. Rudolf M. Staehelin is director and senior vice president of Capital International S.A., an affiliate of CapGuardian, who joined the Capital organization in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of CapGuardian analysts. This research team consists of over 30 analysts with an average of 11 years with CapGuardian and 17 years investment experience.

Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Causeway’s headquarters are located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. As of March 31, 2008, Causeway, which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), had total assets under management of approximately $15.6 billion, of which $5.867 billion consisted of mutual fund assets. For its services to the Portfolio, Causeway receives a fee, payable monthly, at an annual rate of 0.45% of the average daily net assets allocated to Causeway.

Day-to-day management of those assets of The Institutional International Equity Portfolio allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin, each of whom has been an investment professional with Causeway since 2001. Ms. Ketterer and Mr. Harford were co-founders of Causeway in 2001, and serve as the firm’s chief executive officer and president, respectively. Ms. Ketterer and Mr. Hartford previously served as co-heads of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P (“Hotchkis and Wiley”). Messrs. Doyle and Eng, directors of Causeway, and Mr. Durkin, a vice president, were also associated with the Hotchkis and Wiley International and Global Value Equity Team prior to joining Causeway in 2001.

FPA Portfolio Associates LLC (“FPA”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. FPA, which was organized as a Massachusetts limited liability company in 1982, is headquartered at One Boston Place, 34th Floor, Boston, Massachusetts 02108.

For its services to the Portfolio, FPA receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. After June 30, 2010, this fee will increase to 0.40%

Day-to-day investment decisions for that portion of The Institutional Small Capitalization Equity Portfolio that will be allocated to FPA are the responsibility of Oliver Buckley, President & CEO, and Tony Garvin, Senior Vice President and Senior Portfolio Manager. Mr. Buckley has been with FPA Portfolio Associates since 2000. Prior to joining FPA, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Services. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Mr. Garvin joined FPA Portfolio Associates in 2004. Prior to joining FPA, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.

As of March 31, 2008, FPA had approximately $24.4 billion in assets under management, of which approximately $13.9 billion represented assets of mutual funds.

Frontier Capital Management Company, LLC (“Frontier”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Frontier. Mr. Cavarretta has been President of Frontier since 2006, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of December 31, 2007, approximately $6.3 billion in assets under management, of which approximately $368 million represented assets of mutual funds. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

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Geewax & Partners, LLC (“Geewax”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 414 Old Baltimore Pike, PO Box 2700, Chadds Ford, PA 19317. John Geewax has been a General Partner and Chief Investment Officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Geewax. JoePaul Puthenangadi is the designated assistant portfolio manager for the portion of the Portfolio’s assets assigned to Geewax. JoePaul joined Geewax in 1998 and provides research and statistical support for the firm. JoePaul earned his MBA from Drexel University in 1998. As of March 31, 2008, Geewax managed assets of approximately $240 Million, of which approximately $131.7 Million represented assets of mutual funds. Geewax, a Pennsylvania limited liability company, is controlled by Mr. Geewax.

IronBridge Capital Management LP (“IronBridge”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. IronBridge, which was organized in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.

For its services to the Portfolio, IronBridge receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.95%.

Day-to-day investment decisions for that portion of The Institutional Small Capitalization Equity Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/ Analyst who founded IronBridge in 1999, prior to which he spent 13 years as a Founding Partner and Portfolio Consultant for HOLT Value Associates, LP. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge, Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of May 31, 2008, IronBridge had approximately $4.4 billion in assets under management, of which approximately $587 million represented assets of mutual funds.

Sterling Johnston Capital Management, L.P.  (“Sterling Johnston”), a registered investment adviser since 1985, serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. Sterling Johnston’s principal offices are located at 50 California Street, San Francisco, California 94111. As of March 31, 2008, Sterling Johnston managed assets of $1.09 billion, of which approximately $108 million represented assets of mutual funds.

For its services to the Portfolio, Sterling Johnston receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.75%.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm’s Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm’s equity is held by its principles, including Mr. Johnston, who holds a controlling interest in the firm.

The Hirtle Callaghan Trust

For More Information:
For more information about any of the Portfolios of The Hirtle Callaghan Trust, please refer to the following documents, each of which is available without charge from the Trust:

Annual and Semi-Annual Reports (“Shareholder Reports”)/Form N-Q:
The Trust’s annual and semi-annual reports to shareholders contain additional information on the Trust’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust’s last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustee’s basis for approval of the Hirtle Callaghan Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust’s annual report dated June 30, 2007.

Statement of Additional Information (“SAI”):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust’s policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.

To obtain copies of Shareholder Reports or the SAI, free of charge:
Contact the Trust at The Hirtle Callaghan Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596).

Other Resources:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Text-only copies of these documents are also available from the SEC’s website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-551-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.

Investment Company Act File No. 811-08918.